UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2024

RAPID MICRO BIOSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Pawtucket Boulevard West, Suite 280, Lowell, MA		01854
(Address of principal executive offices)		(Zip Code)
978-349-3200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2024, Rapid Micro Biosystems, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, which became effective on such date. A copy of the Certificate of Amendment is included as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 23, 2024 (the “Annual Meeting”), at which a quorum was present. There were three items of business acted upon by the stockholders. There were 37,483,559 shares of the Company’s Class A common stock eligible to vote, and 35,030,255 shares were present in person or by proxy at the Annual Meeting. The following is a summary of the matters voted on at the Annual Meeting:

1.    The Company’s stockholders elected Kirk D. Malloy, Ph.D., Melinda Litherland and Robert Spignesi as Class III Directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until such director’s earlier death, resignation or removal.

The results of the stockholders’ vote with respect to the election of such Class III Directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Kirk D. Malloy, Ph.D.	26,146,777	634,808	8,248,670
Melinda Litherland	25,722,232	1,059,353	8,248,670
Robert Spignesi	25,714,563	1,067,022	8,248,670

2.    The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
34,230,103	790,903	9,249	0

3.    The Company’s stockholders approved a Certificate of Amendment to the Company's Restated Certificate of Incorporation to reflect new Delaware law provisions allowing for officer exculpation. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,096,227	673,920	11,438	8,248,670

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: May 24, 2024	By:	/s/ Sean Wirtjes
Sean Wirtjes
Chief Financial Officer